Exhibit 10.b
                                    Amendment
                                       to
                          WASHINGTON TRUST BANCORP, INC.
                           1997 Equity Incentive Plan

In the second quarter of 2000, the Registrant amended its 1997 Equity Incentive Plan filed as Exhibit 10.a to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997. The Amendment is as follows:

A. Pursuant to the authority reserved in Section 13(d) of the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan (the "Plan"), Section 11 of the Plan is hereby amended by adding the following at the end of the first paragraph thereof:

         "Beginning with the 2000 Annual Meeting, unless otherwise determined by the Board, each Director of the Corporation who is not an employee of the Corporation shall automatically be granted a Nonqualified Option covering 2000 shares as of the date of each Annual Meeting of the Corporation after which such Director will continue to serve as a Director of the Corporation."

B.     Except as provided herein, the Plan is confirmed in all other respect.